Rule 497(d)
                                   R-33-80784



                           MENTOR INSTITUTIONAL TRUST

                 PROSPECTUS SUPPLEMENT DATED DECEMBER 29, 1995

                        to Prospectus dated July 7, 1995


The description of the investment policies of Mentor Cash Management
Portfolio, beginning on page 4 of the Prospectus, is amended to provide that the Portfolio will not invest in securities rated at the time of investment below A-1 by Standard & Poor's or P-1 by Moody's Investor's Service, Inc.
(or securities not so rated whose issuer does not have outstanding short-term debt obligations, of comparable priority and security, rated A-1 or P-1).